Exhibit 10.1

Execution Copy

FOURTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of February 7, 2022, between FIRST MID BANCSHARES, INC. (f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.), a Delaware corporation (the “Borrower”), and THE NORTHERN TRUST COMPANY, an Illinois state-chartered bank (the “Lender”).

RECITALS

A.       The Borrower and the Lender entered into that certain Sixth Amended and Restated Credit Agreement, dated as of April 12, 2019 (the “Original Agreement”), as amended by the First Amendment to Sixth Amended and Restated Credit Agreement, dated as of April 10, 2020, and as further amended by the Second Amendment to Sixth Amended and Restated Credit Agreement, dated as of January 26, 2021, and as further amended by the Third Amendment to Sixth Amended and Restated Credit Agreement, dated as of April 9, 2021 (the Original Agreement, as so amended, the “Agreement”), in which the Lender agreed to extend to the Borrower a revolving loan in the principal amount of up to $15,000,000; and

B.       By this Amendment, the Borrower and the Lender have agreed to certain amendments to the Agreement as described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

Section 1.               All terms which are capitalized and used herein (which are not otherwise specifically defined herein) shall be used in this Amendment as defined in the Agreement.

Section 2.               The following defined terms are hereby added in alphabetic order to Section 1.1 of the Agreement:

“Delta Bancshares” means Delta Bancshares Company, a Missouri corporation.

“Delta Merger” has the meaning ascribed to such term in Section 6.1(c).

Section 3.               Section 5.12 of the Agreement is hereby amended and restated to read as follows

“5.12 Subsidiaries. Attached hereto as Exhibit B is a correct and complete list of all Subsidiaries of the Borrower, including prior to and following the Delta Merger, as defined herein.”

Section 4.               Section 5.20 of the Agreement is hereby amended and restated to read as follows:

“5.20 Delta Merger. The parties to the Delta Merger (as defined herein) have received any and all necessary regulatory, governmental, shareholder and other material required approvals to consummate the transaction on or before April 25, 2022. The Borrower intends to consummate the Delta Merger on or before February 11, 2022, and the Borrower has, nor with reasonable diligence should have, knowledge of or notice of any condition, circumstance or restriction that would result in any delay of the consummation of the Delta Merger beyond April 25, 2022.”

Section 5.               Section 6.1(c), Section 6.1(d) and Section 6.1(e) of the Agreement are hereby amended and restated to read as follows:

“(c) Delta Bancshares may merge with and into Brock Sub LLC, a wholly-owned direct subsidiary of the Borrower (the “Delta Merger”) and, promptly following the consummation of the Delta Merger, Brock Sub LLC may be merged with and into, or dissolved into, the Borrower;

(d)       Jefferson Bank and Trust, which is a wholly-owned banking subsidiary of Delta Bancshares prior to the Delta Merger, may merge with and into First Mid Bank & Trust, National Association following the Delta Merger; and

(e)       Each of Pine Valley Properties, LLC, 2301 Market Street Inc., and Delta Redevelopment Corporation each of which is a wholly-owned subsidiary of Delta Bancshares as of the date hereof, may be merged with and into, or dissolved into, Borrower following the Delta Merger.”

Section 6.               “Exhibit B - Subsidiaries” shall be amended and replaced in the form attached hereto as Exhibit I to this Amendment.

Section 7.               The Borrower hereby remakes, as of the date of execution hereof, all of the representations and warranties set forth in Section 5 of the Agreement. The Borrower additionally represents and warrants that: (a) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment are within the Borrower’s corporate powers, will be authorized by all necessary corporate action, have received all necessary governmental approval (if any should be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; and (b)  the representations and warranties set forth in Section 5 of the Agreement and in Section 7(a) of this Amendment shall be true and correct as of the date hereof, and after giving effect to this Amendment, between the Borrower and the Lender, no Event of Default or Unmatured Event of Default under the Agreement has occurred and is continuing under the Agreement. The Borrower shall have provided to the Lender a certificate of a senior executive officer of the Borrower certifying the provisions of Section 7(a) of this Amendment, in the form of Exhibit II attached hereto.

Section 8.               The effectiveness of this Amendment is subject to the conditions precedent that the Lender shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Lender and its counsel, at the expense of the Borrower, and in such number of signed counterparts as the Lender may request:

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a.	this Amendment;

b.	the Fourth Amendment to Pledge Agreement;

c.	a certificate in the form of Exhibit II attached hereto;

d.	a copy of a resolution of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment and of the other documents provided for in this Amendment, certified by the Secretary of the Borrower; and

e.	such other documents and certificates as the Lender may reasonably request.

Section 9.               This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute but one and the same instrument.

Section 10.           Except as previously amended hereby and except as amended by this Amendment, the Agreement is hereby ratified and confirmed and shall continue in full force and effect.

Section 11.           This Amendment shall become effective when it shall have been executed by the Borrower and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

Section 12.           Without limiting the obligations of the Borrower under the Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Agreement and any other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of legal counsel engaged by the Lender for such purposes.

Signature page follows.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

FIRST MID BANCSHARES, INC.
(f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.)

By: /s/ Michael L. Taylor
Title: SEVP and COO

Address for notices:
1515 Charleston Avenue
Mattoon, Illinois 61938
Attention: Chief Operating Officer
Telephone: 217/258-3306
Fax No.: 217/258-0485

THE NORTHERN TRUST COMPANY

By: /s/ Peter Hallan
Title: Senior Vice President

Address for notices:
50 South LaSalle Street
Chicago, IL 60603
Attention: Mr. Peter J. Hallan, Corporate Banking
Telephone: 312/444-2434
Fax No.: 312/630-6105

Signature page to Fourth Amendment to Sixth Amended and Restated Credit Agreement

EXHIBIT I

Subsidiaries of Borrower prior to the closing of the Delta Merger

First Mid Bank & Trust, National Association (a national banking association)

First Mid Wealth Management Company (an Illinois corporation)

First Mid Insurance Group, Inc. (an Illinois corporation)

First Mid Captive, Inc. (a Nevada corporation)

First Mid-Illinois Statutory Trust II (a Delaware business trust)

Clover Leaf Statutory Trust I (a Delaware business trust)

FBTC Statutory Trust I (a Delaware business trust)

Brock Sub LLC (a Delaware limited liability company))

Subsidiaries of Borrower following the closing of the Delta Merger

First Mid Bank & Trust, National Association (a national banking association)

First Mid Wealth Management Company (an Illinois corporation)

First Mid Insurance Group, Inc. (an Illinois corporation)

First Mid Captive, Inc. (a Nevada corporation)

First Mid-Illinois Statutory Trust II (a Delaware business trust)

Clover Leaf Statutory Trust I (a Delaware business trust)

FBTC Statutory Trust I (a Delaware business trust)

Brock Sub LLC (a Delaware limited liability company)

Jefferson Bank and Trust (a Missouri chartered bank)

Pine Valley Properties, LLC (a Missouri limited liability company)

2301 Market Street Inc. (a Missouri corporation)

Delta Redevelopment Corporation (a Missouri corporation)

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EXHIBIT II

Officer’s Certificate

____________ ___, 202__

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

Re:	Fourth Amendment to Sixth Amended and Restated Credit Agreement (the “Fourth Amendment”), between First Mid Bancshares, Inc. (f/k/a First Mid-Illinois Bancshares, Inc.) (the “Borrower”) and The Northern Trust Company (the “Lender”).

Ladies and Gentlemen:

This certificate is being delivered to the Lender pursuant to Section 7 of the Fourth Amendment. Terms used in this certificate which are defined in the Sixth Amended and Restated Credit Agreement (as amended, the “Agreement”) shall have the same meanings given to them in the Agreement.

In connection with the execution and delivery of the Fourth Amendment, the undersigned officer of the Borrower hereby certifies as follows:

1.	After giving effect to the Fourth Amendment, no Event of Default or Unmatured Event of Default under the Agreement, as amended by the Fourth Amendment, has occurred and is continuing; and

2.	After giving effect to the Fourth Amendment, the representations and warranties in Section 5 of the Agreement and in Section 7 of the Fourth Amendment are true and correct in all material respects as of the date hereof.

Very truly yours,

FIRST MID BANCSHARES, INC. (f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.)

By:

Title:

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